UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2025 (July 23, 2025)
___________________________________
 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
___________________________________

Delaware			001-34972	26-2634160
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive,	McLean,	Virginia		22102
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Booz Allen Hamilton Holding Corporation (the “Company”) was held on July 23, 2025. The final voting results for each matter submitted to a vote of stockholders are set forth below.

Proposal 1: Election of Directors
Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Horacio D. Rozanski	98,170,794	4,957,022	378,346	8,488,444
Joan Lordi C. Amble	99,950,633	3,504,393	51,136	8,488,444
Debra L. Dial	103,320,787	130,468	54,907	8,488,444
Michèle A. Flournoy	94,517,850	8,919,766	68,546	8,488,444
Mark Gaumond	101,375,113	2,079,597	51,452	8,488,444
Ellen Jewett	102,623,778	819,163	63,221	8,488,444
Arthur E. Johnson	99,928,950	3,505,772	71,440	8,488,444
Gretchen W. McClain	98,091,119	5,364,514	50,529	8,488,444
Robert C. O'Brien	100,262,369	3,193,211	50,582	8,488,444
Rory P. Read	99,333,956	4,121,647	50,559	8,488,444
Charles O. Rossotti	99,658,178	3,686,618	161,366	8,488,444
William M. Thornberry	99,444,569	4,011,259	50,334	8,488,444

Proposal 2:    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

For	110,321,834
Against	1,610,226
Abstained	62,546

Proposal 3:    A non-binding advisory vote on the compensation program for the Company's named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

For	100,924,359
Against	2,205,648
Abstained	376,155
Broker Non-Votes	8,488,444
Proposal 4:    A non-binding advisory vote on a stockholder proposal.

For	13,351,733
Against	89,401,501
Abstained	752,928
Broker Non-Votes	8,488,444
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Jacob D. Bernstein
Jacob D. Bernstein
Vice President, Deputy General Counsel and Secretary
Date: July 29, 2025